3303 Monte Villa Parkway, Suite 310 | Bothell, WA 98021 USA | 866.424.6543 phone | 425.402.1433 fax | BioLifeSolutions.com
BioLife Solutions Reports Fourth Quarter and Full Year 2024 Financial Results

Cell Processing revenue up 7% sequentially to $20.3 million in the fourth quarter; 2024 Cell Processing revenue up 12% over prior year to $73.5 million

GAAP gross margin of 60% and non-GAAP adjusted gross margin of 63% for the fourth quarter

GAAP net loss from continuing operations of $2.0 million and non-GAAP adjusted EBITDA of $4.0 million, or 18% of total revenue for the fourth quarter

Expects 2025 Cell Processing revenue of $86.5 to $89.0 million, up 18% to 21% over 2024 and total revenue of $95.5 to $99.0 million, up 16% to 20% over 2024

Conference call begins at 8:00 a.m. Eastern time today

BOTHELL, Wash. (March 3, 2025) – BioLife Solutions, Inc. (Nasdaq: BLFS) (“BioLife” or the “Company”), a leading developer and supplier of cell processing tools and services for the cell and gene therapy (“CGT”) market, today announces financial results for the fourth quarter and year ended December 31, 2024, and introduces 2025 financial guidance.

Roderick de Greef, Chairman and CEO, commented, “This past year was a pivotal one for BioLife as we cemented our position as a leading pure play enabler of cell and gene therapies. We delivered five consecutive quarters of revenue growth in our cell processing platform, exceeding expectations and outperforming our raised full year guidance. At the same time, we remained focused on optimizing our portfolio – divesting non-core product lines to drive gross margin and adjusted EBITDA margin expansion from continuing operations. This work culminated in the completed sales of our freezer and biostorage businesses, bolstering our year-end cash position to more than $100 million to fuel our growth objectives.

“With this foundation in place, we enter 2025 with streamlined operations focused on our proprietary, high-growth, high-margin products, positioning us to deliver continued revenue growth and profitability. We expect 2025 cell processing revenue to grow 18% to 21%, a meaningful acceleration over 2024, and we see a significant opportunity to deepen relationships with our biopreservation customers, leveraging cross-selling to increase adoption of our broader cell processing product lines. By ultimately integrating these tools into approved therapies, we have the potential to increase our revenue per dose by two to three-fold compared to our biopreservation media alone. Our focus remains on strategically enhancing our cell processing portfolio, both organically and inorganically, to strengthen our market leadership and continue delivering long-term value for our stakeholders,” added de Greef.

Fourth Quarter 2024 Business Highlights

•Processed 19 new U.S. FDA Master File cross references for our biopreservation media, bringing the total processed in 2024 to 69 and the cumulative total to 769.

•Our biopreservation media was embedded in 17 unique approved cell and gene therapies as of December 31, 2024, with an expectation that 8 additional approvals, geographic

3303 Monte Villa Parkway, Suite 310 | Bothell, WA 98021 USA | 866.424.6543 phone | 425.402.1433 fax | BioLifeSolutions.com
expansions or new indications will occur in the next 12 months. There was one additional geographic expansion for an existing approved therapy in the fourth quarter.

•On November 12, 2024, we completed the sale of SciSafe Holdings, Inc. ("SciSafe"), a previously wholly owned biostorage and services subsidiary, for approximately $73.0 million in cash. On November 14, 2024, we completed the sale of Arctic Solutions, Inc. (doing business as Custom Biogenic Systems or “CBS”), a previously wholly owned freezer subsidiary for approximately $6.1 million in cash.

Fourth Quarter and Full Year 2024 Financial Results

BioLife Solutions is presenting various financial metrics under U.S. generally accepted accounting principles (GAAP) and as adjusted (non-GAAP). In addition, BioLife Solutions is presenting Global Cooling, Inc., SciSafe, and CBS as discontinued operations for all periods presented within the Consolidated Balance Sheets and Consolidated Statements of Operations. The Consolidated Statements Of Comprehensive Loss, Consolidated Statements of Shareholders' Equity, and Consolidated Statements of Cash Flows are presented on a consolidated basis for both continuing operations and discontinued operations. All amounts, percentages, and disclosures for all periods presented reflect only the continuing operations of the Company unless otherwise noted.

REVENUE

•Total revenue for the fourth quarter of 2024 was $22.7 million, an increase of $5.3 million, or 31%, from $17.4 million for the fourth quarter of 2023.

◦Cell Processing platform revenue was $20.3 million, up $5.5 million, or 37%, over the same period in 2023, and up 7% sequentially over the third quarter of 2024.

◦Evo and Thaw platform revenue was $2.4 million, a decrease of $0.2 million, or 8%, from the same period in 2023.

•Total revenue for 2024 was $82.3 million, an increase of 8% from $75.9 million for 2023.

◦Cell Processing platform revenue was $73.5 million, up $7.8 million, or 12%, from 2023.

◦Evo and Thaw platform revenue was $8.7 million, a decrease of $1.4 million, or 14%, from 2023.

GROSS MARGIN

•Gross margin (GAAP) for the fourth quarter of 2024 was 60% compared with 53% for the fourth quarter of 2023. Adjusted gross margin (non-GAAP) for the fourth quarter of 2024 was 63% compared with 63% for the fourth quarter of 2023.

•Gross margin (GAAP) for 2024 was 62% compared with 57% for 2023. Adjusted gross margin (non-GAAP) for 2024 was 66% compared with 63% for 2023.

OPERATING LOSS

3303 Monte Villa Parkway, Suite 310 | Bothell, WA 98021 USA | 866.424.6543 phone | 425.402.1433 fax | BioLifeSolutions.com
•Operating loss (GAAP) for the fourth quarter of 2024 was $2.1 million, compared with $7.6 million for the fourth quarter of 2023. Adjusted operating loss (non-GAAP) for the fourth quarter of 2024 was $0.7 million compared with $5.1 million for the fourth quarter of 2023.

•Operating loss (GAAP) for 2024 was $7.1 million, compared with $23.4 million for 2023. Adjusted operating loss (non-GAAP) for 2024 was $2.8 million compared with $15.5 million for 2023.

NET LOSS

•Net loss (GAAP) for the fourth quarter of 2024 was $2.0 million, compared with $7.2 million for the fourth quarter of 2023. Adjusted net loss (non-GAAP) for the fourth quarter of 2024 was $0.8 million compared with $4.7 million for the fourth quarter of 2023.

•Net loss (GAAP) for 2024 was $11.4 million, compared with $18.4 million for 2023. Adjusted net loss (non-GAAP) for 2024 was $3.0 million compared with $15.6 million for 2023.

LOSS PER SHARE

•Loss per share (GAAP) for the fourth quarter of 2024 was $0.04, compared with $0.16 for the fourth quarter of 2023.

•Loss per share (GAAP) for 2024 was $0.25, compared with $0.42 for 2023.

ADJUSTED EBITDA

•Adjusted EBITDA, a non-GAAP measure, for the fourth quarter of 2024 was $4.0 million, or 18% of revenue, compared with $3.7 million, or 21% of revenue, for the fourth quarter of 2023.

•Adjusted EBITDA, a non-GAAP measure, for 2024 was $15.6 million, or 19% of revenue, compared with $11.4 million, or 15% of revenue, for 2023.

CASH, CASH EQUIVALENTS, AND MARKETABLE SECURITIES

•Cash, cash equivalents, and marketable securities as of December 31, 2024, were $109.2 million. The Company received net proceeds of $71.3 million and $3.4 million in cash from the sales of SciSafe and CBS, respectively, during November 2024.

(As a result of stating amounts in millions, rounding difference may exist in the percentages above.)

2025 Revenue Guidance

BioLife Solutions is introducing 2025 revenue guidance of $95.5 million to $99.0 million, representing growth of 16% to 20% compared with 2024. This is based on expectations for our Cell Processing platform and our evo and Thaw platform, as follows:

3303 Monte Villa Parkway, Suite 310 | Bothell, WA 98021 USA | 866.424.6543 phone | 425.402.1433 fax | BioLifeSolutions.com
•Cell Processing platform: $86.5 million to $89.0 million, reflecting year-over-year growth of 18% to 21%.

•evo and Thaw platform: $9.0 million to $10.0 million, reflecting year-over-year growth of 3% to 15%.

Management expects 2025 gross margin (GAAP) in the low 60% range, adjusted gross margin (non-GAAP) in the mid-60% range, reduction in net loss (GAAP), and continued expansion of adjusted EBITDA margin (non-GAAP).

3303 Monte Villa Parkway, Suite 310 | Bothell, WA 98021 USA | 866.424.6543 phone | 425.402.1433 fax | BioLifeSolutions.com

Conference Call & Webcast

Management will discuss the Company's financial results, provide a general business update and answer questions during a conference call and live webcast today at 8:00 a.m. ET (5:00 a.m. PT).

To access the webcast, log onto the Investor Relations page of BioLife's website at https://www.biolifesolutions.com/earnings. In addition, the conference call will be accessible by dialing toll-free 1-833-630-0431 or 1-412-317-1808 for international callers. A webcast replay will be available approximately two hours after the call ends and will be archived on https://investors.biolifesolutions.com for 90 days.

3303 Monte Villa Parkway, Suite 310 | Bothell, WA 98021 USA | 866.424.6543 phone | 425.402.1433 fax | BioLifeSolutions.com
About BioLife Solutions

BioLife is a leading developer and supplier of cell processing tools and services for the CGT market. Our expertise facilitates the commercialization of new therapies by supplying solutions that maintain the health and function of biologic materials during the collection, development, manufacturing and distribution. For more information, please visit www.biolifesolutions.com, and follow BioLife on LinkedIn and X.

Cautions Regarding Forward Looking Statements

Certain statements contained in this press release are not historical facts and may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “plans,” "intend," “expects,” "continue," “believes,” “anticipates,” “designed,” and similar words are intended to identify forward-looking statements. Forward-looking statements are based on our current expectations and beliefs, and involve a number of risks and uncertainties that are difficult to predict and that could cause actual results to differ materially from those stated or implied by the forward-looking statements. A description of certain of these risks, uncertainties and other matters can be found in filings we make with the U.S. Securities and Exchange Commission, all of which are available at www.sec.gov. Because forward-looking statements involve risks and uncertainties, actual results and events may differ materially from results and events currently expected by us. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. We undertake no obligation to publicly update these forward-looking statements to reflect events or circumstances that occur after the date hereof or to reflect any change in its expectations with regard to these forward-looking statements or the occurrence of unanticipated events.

Non-GAAP Measures of Financial Performance:

To supplement our financial statements, which are presented on the basis of U.S. generally accepted accounting principles (GAAP), the following non-GAAP measures of financial performance are included on a consolidated basis in this release: adjusted gross margin, adjusted operating expenses, adjusted operating income/(loss), adjusted net income/(loss), earnings before interest, taxes, depreciation and amortization (EBITDA), and adjusted EBITDA. A reconciliation of GAAP to adjusted non-GAAP financial measures is included as an attachment to this press release.

We believe these non-GAAP financial measures are useful to investors in assessing our operating performance. We use these financial measures internally to evaluate our operating performance and for planning and forecasting of future periods. We also believe it is in the best interests of investors to provide this non-GAAP information.

While we believe these non-GAAP financial measures provide useful supplemental information to investors, there are limitations associated with the use of these non-GAAP financial measures. These non-GAAP financial measures may not be reported by competitors, and they may not be directly comparable to similarly titled measures of other companies due to differences in calculation methodologies. The non-GAAP financial measures are not an alternative to GAAP information and are not meant to be considered in isolation or as a substitute for comparable GAAP financial measures. They should be used only as a supplement to GAAP information and should be considered only in conjunction with our consolidated financial statements prepared in accordance with GAAP.

3303 Monte Villa Parkway, Suite 310 | Bothell, WA 98021 USA | 866.424.6543 phone | 425.402.1433 fax | BioLifeSolutions.com

Media & Investor Relations Contacts:

At the Company

Troy Wichterman
Chief Financial Officer
(425) 402-1400
twichterman@biolifesolutions.com

Investors

Alliance Advisors IR
Jody Cain
(310) 691-7100
jcain@allianceadvisors.com

3303 Monte Villa Parkway, Suite 310 | Bothell, WA 98021 USA | 866.424.6543 phone | 425.402.1433 fax | BioLifeSolutions.com

BIOLIFE SOLUTIONS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited, amounts in thousands, except share and per share amounts)

	Three Months Ended December 31,		Year Ended December 31,
(In thousands, except per share and share data)	2024	2023	2024	2023

Product revenue	$21,245	$15,450	$76,028	$68,968
Service revenue	40	65	160	349
Rental revenue	1,428	1,875	6,066	6,538
Total product, rental, and service revenue	22,713	17,390	82,254	75,855
Costs and operating expenses:
Cost of product, rental, and service revenue (exclusive of Intangible asset amortization)	$8,482	$7,642	$28,583	$29,922
General and administrative	11,501	11,689	40,541	43,264
Sales and marketing	2,244	1,763	9,610	12,709
Research and development	1,915	3,060	7,912	12,073
Asset impairment charges	—	—	—	—
Intangible asset amortization	683	688	2,737	3,520
Change in fair value of contingent consideration	—	(415)	—	(2,193)
Total operating expenses	24,825	24,427	89,383	99,295
Operating loss	(2,112)	(7,037)	(7,129)	(23,440)

Other (expense) income:
Change in fair value of investments	—	—	(4,074)	—
Interest expense, net	(24)	(429)	(719)	(1,449)
Other income	1	217	497	1,303
Gain on settlement of Global Cooling escrow	—	—	—	5,115
Total other (expense) income, net	(23)	(212)	(4,296)	4,969

Loss before income tax benefit (expense)	(2,135)	(7,249)	(11,425)	(18,471)
Income tax benefit	131	46	38	24
(Loss) income from continuing operations	$(2,004)	$(7,203)	$(11,387)	$(18,447)

Discontinued operations:
Income (loss) from discontinued operations	14,584	(7,750)	(8,665)	(49,362)
Income tax expense	(122)	(3)	(132)	(193)
Income (loss) from discontinued operations	$14,462	$(7,753)	$(8,797)	$(49,555)

Net income (loss)	$12,458	$(14,956)	$(20,184)	$(68,002)

Net income (loss) per share - Basic
Continuing operations	$(0.04)	$(0.16)	$(0.25)	$(0.42)
Discontinued operations	$0.31	$(0.17)	$(0.19)	$(1.13)
Net income (loss)	$0.27	$(0.33)	$(0.44)	$(1.55)
Net income (loss) per share - Diluted
Continuing operations	$(0.04)	$(0.16)	$(0.25)	$(0.42)
Discontinued operations	$0.30	$(0.17)	$(0.19)	$(1.13)

3303 Monte Villa Parkway, Suite 310 | Bothell, WA 98021 USA | 866.424.6543 phone | 425.402.1433 fax | BioLifeSolutions.com

Net income (loss)	$0.26	$(0.33)	$(0.44)	$(1.55)
Weighted average shares used to compute net loss per share attributable to common shareholders:
Basic	46,648,902	44,822,592	46,067,073	43,719,185
Diluted	48,032,700	44,822,592	46,067,073	43,719,185

3303 Monte Villa Parkway, Suite 310 | Bothell, WA 98021 USA | 866.424.6543 phone | 425.402.1433 fax | BioLifeSolutions.com
BIOLIFE SOLUTIONS, INC.
CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS
(Unaudited, amounts in thousands)

	Three Months Ended December 31,		Year Ended December 31,
(In thousands)	2024	2023	2024	2023

Net loss	$12,458	$(14,956)	$(20,184)	$(68,002)
Other comprehensive income	120	315	(18)	334
Comprehensive loss	$12,578	$(14,641)	$(20,202)	$(67,668)

BIOLIFE SOLUTIONS, INC.
CONDENSED CONSOLIDATED BALANCE SHEET INFORMATION
(Unaudited, amounts in thousands)

	December 31,	December 31,
(In thousands)	2024	2023
Cash, cash equivalents, and marketable securities	$109,212	$44,732
Working capital	116,027	78,426
Current assets	148,761	83,913
Current assets, discontinued operations	—	36,691
Current liabilities	32,734	23,362
Current liabilities, discontinued operations	—	18,816
Total assets	399,487	412,714

Long-term obligations	17,844	26,370
Long-term obligations, discontinued operations	—	6,503
Accumulated deficit	(335,101)	(314,917)
Total shareholders' equity	$348,909	$337,663

BIOLIFE SOLUTIONS, INC.
CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS INFORMATION
(Unaudited, amounts in thousands)

	Year Ended December 31,
(In thousands)	2024	2023
Net cash provided by (used in) operating activities	$8,431	$(12,498)
Net cash provided by investing activities	58,300	17,837
Net cash (used in) provided by financing activities	(6,783)	10,591
Effects of currency translation	—	35
Net increase in cash, cash equivalents, and restricted cash	$59,948	$15,965

3303 Monte Villa Parkway, Suite 310 | Bothell, WA 98021 USA | 866.424.6543 phone | 425.402.1433 fax | BioLifeSolutions.com

BIOLIFE SOLUTIONS, INC.
RECONCILIATION OF GAAP GROSS PROFIT TO NON-GAAP ADJUSTED GROSS PROFIT
(Unaudited, amounts in thousands)

	Three Months Ended December 31,		Year Ended December 31,
(In thousands)	2024	2023	2024	2023
GAAP total revenues	$22,713	$17,389	$82,254	$75,855
GAAP cost of revenues	(8,482)	(7,642)	(28,583)	(29,922)
COGS intangible asset amortization	(577)	(582)	(2,313)	(2,328)
GAAP GROSS PROFIT	$13,654	$9,165	$51,358	$43,605
GAAP GROSS MARGIN	60%	53%	62%	57%

ADJUSTMENTS TO GROSS PROFIT:
Inventory reserve costs	—	1,210	247	1,772
Loss on disposal of assets	87	11	87	11
Intangible asset amortization	577	582	2,313	2,328
ADJUSTED GROSS PROFIT	14,318	10,968	54,005	47,716
ADJUSTED GROSS MARGIN	63%	63%	66%	63%

3303 Monte Villa Parkway, Suite 310 | Bothell, WA 98021 USA | 866.424.6543 phone | 425.402.1433 fax | BioLifeSolutions.com
BIOLIFE SOLUTIONS, INC.
RECONCILIATION OF GAAP OPERATING EXPENSES TO NON-GAAP ADJUSTED OPERATING EXPENSES
(Unaudited, amounts in thousands)

	Three Months Ended December 31,		Year Ended December 31,
(In thousands)	2024	2023	2024	2023
GAAP OPERATING EXPENSES	$24,825	$24,427	$89,383	$99,295

ADJUSTMENTS TO OPERATING EXPENSES:
Cost of product, rental, and service revenue	(8,482)	(7,642)	(28,583)	(29,922)
Acquisition and divestiture costs	(554)	—	(1,260)	(3,226)
Severance costs	—	(1,098)	—	(1,585)
Intangible asset amortization	(683)	(688)	(2,737)	(3,520)
Loss on disposal of assets	(129)	(11)	(129)	(50)
Change in fair value of contingent consideration	—	415	—	2,193
ADJUSTED OPERATING EXPENSES	$14,977	$15,403	$56,674	$63,185

3303 Monte Villa Parkway, Suite 310 | Bothell, WA 98021 USA | 866.424.6543 phone | 425.402.1433 fax | BioLifeSolutions.com
BIOLIFE SOLUTIONS, INC.
RECONCILIATION OF GAAP OPERATING LOSS TO NON-GAAP ADJUSTED OPERATING LOSS
(Unaudited, amounts in thousands)

	Three Months Ended December 31,		Year Ended December 31,
(In thousands)	2024	2023	2024	2023
GAAP OPERATING LOSS	$(2,112)	$(7,644)	$(7,129)	$(23,440)

ADJUSTMENTS TO GAAP OPERATING LOSS
Acquisition and divestiture costs	554	—	1,260	3,226
Severance costs	—	1,098	—	1,585
Intangible asset amortization	683	688	2,737	3,520
Loss on disposal of assets	129	11	129	50
Change in fair value of contingent consideration	—	(415)	—	(2,193)
Inventory reserve costs	—	1,210	247	1,772
ADJUSTED OPERATING LOSS	$(746)	$(5,052)	$(2,756)	$(15,480)

BIOLIFE SOLUTIONS, INC.
RECONCILIATION OF GAAP NET LOSS TO NON-GAAP ADJUSTED NET LOSS
(Unaudited, amounts in thousands)

	Three Months Ended December 31,		Year Ended December 31,
(In thousands)	2024	2023	2024	2023
GAAP NET LOSS	$(2,004)	$(7,203)	$(11,387)	$(18,447)

ADJUSTMENTS TO GAAP NET LOSS
Acquisition and divestiture costs	554	—	1,260	3,226
Severance costs	—	1,098	—	1,585
Intangible asset amortization	683	688	2,737	3,520
Loss on disposal of assets	129	11	129	50
Change in fair value of investments	—	—	4,074	—
Change in fair value of contingent consideration	—	(415)	—	(2,193)
Income tax benefit	(131)	(46)	(38)	(24)
Gain on settlement of Global Cooling escrow	—	—	—	(5,115)
Inventory reserve costs	—	1,210	247	1,772
ADJUSTED NET LOSS	$(769)	$(4,657)	$(2,978)	$(15,626)

3303 Monte Villa Parkway, Suite 310 | Bothell, WA 98021 USA | 866.424.6543 phone | 425.402.1433 fax | BioLifeSolutions.com
BIOLIFE SOLUTIONS, INC.
RECONCILIATION OF GAAP NET LOSS TO NON-GAAP ADJUSTED EBITDA
(Unaudited, amounts in thousands)

	Three Months Ended December 31,		Year Ended December 31,
(In thousands)	2024	2023	2024	2023
GAAP NET LOSS	$(2,004)	$(7,203)	$(11,387)	$(18,447)

ADJUSTMENTS:
Interest expense, net	23	429	719	1,449
Accretion of available-for-sale investments	(68)	(214)	(476)	(1,263)
Income tax benefit	(131)	(46)	(38)	(24)
Depreciation	530	836	2,754	3,622
Intangible asset amortization	683	688	2,737	3,520
EBITDA	$(967)	$(5,510)	$(5,691)	$(11,143)

OTHER ADJUSTMENTS:
Share-based compensation (non-cash)	4,280	7,271	16,514	23,249
Acquisition and divestiture costs	554	—	1,260	3,226
Severance costs	—	1,098	—	1,585
Loss on disposal of assets	129	11	129	50
Change in fair value of investments	—	—	4,074	—
Change in fair value of contingent consideration	—	(415)	—	(2,193)
Gain on settlement of Global Cooling escrow	—	—	—	(5,115)
Other income	—	—	(979)	—
Inventory reserve costs	—	1,210	247	1,772
ADJUSTED EBITDA	$3,996	$3,665	$15,554	$11,431
% of Revenue	18%	21%	19%	15%

# # #